UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
The Securities Exchange Act of 1934

Filed by the Registrant [  ]

Filed by a Party Other than the Registrant [X]

Check the Appropriate Box:

[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by
Rule 14a-6(e)(2))
[  ] Definitive Proxy Statement
[X] Definitive Additional Materials
[  ] Soliciting Material under § 240.14a–12

WHITESTONE REIT
(Name of registrant as specified in its charter)

EREZ REIT OPPORTUNITIES LP
EREZ ASSET MANAGEMENT, LLC
BRUCE SCHANZER
CATHERINE CLARK
(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[  ]    Fee paid previously with preliminary materials.
[  ]    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Erez REIT Opportunities LP, together with the other participants named herein (collectively, “Erez”), on Friday, April 4, 2024, filed with the Securities and Exchange Commission a definitive proxy statement and an accompanying proxy card to be used to solicit votes for the election of its slate of trustee nominees at the upcoming 2024 annual meeting of shareholders of Whitestone REIT, a Maryland real estate investment trust.

On April 23, 2024, Erez and its affiliates issued the following press release:
EREZ ASSET MANAGEMENT RELEASES PRESENTATION OUTLINING THE CASE FOR CHANGE AT WHITESTONE REIT

Highlights the Whitestone Board’s Performance and Governance Failures and Details How Erez’s Trustee Nominees Can Help Restore Value for Shareholders

Erez Urges Whitestone Shareholders to Protect Their Investment by Voting “FOR”
Catherine Clark and Bruce Schanzer and to “WITHHOLD” from David Taylor and Nandita Berry Using the BLUE Proxy Card

View the Presentation at www.erezassetmgmt.com

New Rochelle, NY – April 23, 2024 – Erez Asset Management, LLC (“Erez”), a shareholder of Whitestone REIT (NYSE: WSR) (“Whitestone” or the “Company”), today released a presentation outlining the need for change to Whitestone’s Board of Trustees (the “Board”) and detailing how Erez’s trustee nominees, Catherine Clark and Bruce Schanzer, can help to improve the Company’s performance and restore value for shareholders.
Erez’ presentation is available online at www.erezassetmgmt.com.
Bruce Schanzer, Chairman and Chief Investment Officer of Erez Asset Management, commented, “We believe the blame for Whitestone’s significant underperformance and persistent undervaluation lies squarely with the current Board, which lacks the real estate experience, shareholder alignment, and fiduciary mindset necessary to effectively steward the Company in the best interest of shareholders. By detailing the current Board’s numerous capital allocation, corporate administration and governance failures, our presentation demonstrates the need for change at Whitestone and highlights how our nominees can help. We look forward to speaking directly with Whitestone shareholders about these issues in the coming weeks.”
Erez encourages Whitestone REIT shareholders to review the presentation at www.erezassetmgmt.com and to vote the BLUE proxy card “FOR” Catherine Clark and Bruce Schanzer and “WITHHOLD” from David Taylor and Nandita Berry.
Shareholders who have any questions or require assistance in voting their shares may contact Erez’ proxy solicitor, Innnisfree M&A Incorporated, toll-free at (877) 456-3422. Banks and brokers may call (212) 750-5833.

About Erez Asset Management, LLC
Erez Asset Management, LLC is an investment management firm focused on undervalued small market cap REITs. Erez was founded in 2022 by Bruce Schanzer, former CEO of Cedar Realty Trust, a shopping center REIT, after the successful monetization of Cedar. Erez seeks to acquire meaningful stakes in REITs in which it believes it can work collaboratively with the management team and the board to help catalyze improved performance and share price appreciation by pursuing operational initiatives and strategic alternatives intended to benefit all stakeholders.

Contacts

Media:
Mark Semer / Iain Hughes
Gasthalter & Co.
(212) 257-4170
erez@gasthalter.com

Investors:
Jonathan Salzberger / Scott Winter
Innisfree M&A Incorporated
212-750-5833

Disclaimer
This material does not constitute an offer to sell or a solicitation of an offer to buy any of the securities described herein in any state to any person. In addition, the discussions and opinions in this press release and the material contained herein are for general information only, and are not intended to provide investment advice. All statements contained in this press release that are not clearly historical in nature or that necessarily depend on future events are “forward-looking statements,” which are not guarantees of future performance or results, and the words “may,” “might,” “could,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue,” the negative of these terms and other comparable terminology are generally intended to identify forward-looking statements. Any such forward-looking statements contained herein are based on current assumptions, estimates and expectations, but are subject to a number of known and unknown risks and significant business, economic and competitive uncertainties that may cause actual results to differ materially from expectations. Any forward-looking statements should be considered in light of those risk factors. The Participants (as defined below) caution readers not to rely on any such forward-looking statements, which speak only as of the date they are made. Certain information included in this press release is based on data obtained from sources considered to be reliable. No representation is made with respect to the accuracy or completeness of such data, and any analyses provided to assist the recipient of this press release in evaluating the matters described herein may be based on subjective assessments and assumptions and may use one among alternative methodologies that produce different results. Accordingly, any analyses should also not be viewed as factual and also should not be relied upon as an accurate prediction of future results. Any figures are unaudited estimates and subject to revision without notice. The Participants disclaim any intent or obligation to publicly update or revise any such forward-looking statements to reflect any change in expectations or future events, conditions or circumstances on which any such forward-looking statements may be based, or that may affect the likelihood that actual results may differ from those set forth in such forward-looking statements.

Certain Information Concerning the Participants

Erez REIT Opportunities LP, Erez Asset Management LLC, Bruce Schanzer and Catherine Clark (collectively, the “Participants”) are participants in the solicitation of proxies from the shareholders of the Company for the 2024 Annual Meeting of Shareholders (the “Annual Meeting”). On April 5, 2024, the Participants filed with the U.S. Securities and Exchange Commission (the “SEC”) their definitive proxy statement and accompanying BLUE Proxy Card in connection with their solicitation of proxies from the shareholders of the Company for the Annual Meeting. ALL SHAREHOLDERS OF THE COMPANY ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT, THE ACCOMPANYING BLUE PROXY CARD AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY THE PARTICIPANTS, AS THEY CONTAIN IMPORTANT INFORMATION, INCLUDING ADDITIONAL INFORMATION RELATED TO THE PARTICIPANTS AND THEIR DIRECT OR INDIRECT INTERESTS IN THE COMPANY, BY SECURITY HOLDINGS OR OTHERWISE.

The definitive proxy statement and an accompanying BLUE proxy card has been furnished to some or all of the Company’s shareholders and are, along with other relevant documents, publicly available at no charge on the SEC’s website at http://www.sec.gov/. In addition, the Participants will provide copies of the definitive proxy statement without charge, when available, upon request. Requests for copies should be directed to Innisfree M&A Incorporated at the contact information above.